MORGAN STANLEY DEAN WITTER SHORT-TERM BOND FUND           Two World Trade Center

LETTER TO THE SHAREHOLDERS October 31, 1999             New York, New York 10048

DEAR SHAREHOLDER:

During the six-month period ended October 31, 1999, fixed-income markets labored under the clouds of potential inflation and rising interest rates. With both the domestic and international economies recovering from the prior year's turbulence, having benefited from the ensuing low interest-rate environment, labor markets strengthened, commodity prices climbed, wage settlements rose and consumer demand proceeded unabated, fueled by rising stock markets.

Although the economy appeared to be cooling early in the fiscal period, a pickup in economic activity in the July-to-September time frame led the gross domestic product (GDP) to record more than 5 percent annualized growth for the quarter. In this environment, the Federal Reserve Board reversed two-thirds of the federal-funds rate cuts initiated during 1998's period of turmoil, raising the rate back to 5.25 percent. Then, following the close of the fiscal year, the Fed again raised the federal-funds rate by 25 basis points, to 5.50 percent.

At the end of October, two- and five-year U.S. Treasury notes yielded 5.78 percent and 5.94 percent, respectively, approximately 0.75 percentage point higher than six months earlier. While interest rates rose steadily through June, Treasury yields subsequently settled into a broad trading range as new supplies of these securities diminished. In contrast, new issuance for agencies and corporates reached record levels in the third quarter as issuers chose to complete most of their yearly financing before the Y2K specter could take hold in the last few months of 1999. As a result, yields for these securities rose substantially more than those for Treasuries.

PERFORMANCE

For the six-month period ended October 31, 1999, Morgan Stanley Dean Witter Short-Term Bond Fund returned 0.87 percent compared with 1.25 percent for the Lipper Short Investment-Grade Debt Funds Index and 0.98 percent for the Lehman Brothers Mutual Fund Short (one- to five-year) Investment Grade Debt Index.

MORGAN STANLEY DEAN WITTER SHORT-TERM BOND FUND

The Fund's performance during the period was hindered by rising interest rates as well as its emphasis on corporate and agency issues, which underperformed Treasuries. Among corporate holdings, the decline in market value for the Fund's holding of Rite Aid was a negative contributor to this sector's performance. On October 31, this holding represented 1.2 percent of the Fund's net assets.

PORTFOLIO STRATEGY

On October 31, 1999, approximately 56.9 percent of the Fund's portfolio was invested in corporate securities, 28.9 percent in U.S. agencies, 9.3 percent in mortgage-backed securities and 0.7 percent in U.S. Treasuries. The remaining 4.2 percent was held in cash and cash equivalents. After regaining favor in the first five months of 1999, corporate liquidity again declined, expanding yield differentials to Treasuries and making the trading of these securities difficult for all but the largest, most liquid issues. Agencies, though still liquid, saw their prices come under pressure from the record new issuances.

To meet same-day cash outflows, which on many days equaled 5 percent or more of the Fund's market value, Treasuries and agencies became the primary sales vehicles. To prevent the Fund from becoming too overweighted in corporates, issues were sold when attractive bids could be found with proceeds reinvested in Treasury securities of comparable maturity. During the period, agencies declined as a percent of investable assets, from 31.4 percent to 27.3 percent, while corporates rose to 62.1 percent from 54.3 percent.

With interest rates rising, the Fund continued to modestly reduce the average maturity of its non-money-market holdings, from 1.93 years on April 30 to 1.79 years on October 31. As a result of its reduced cash holdings on October 29, the Fund's average maturity, including cash reserves, declined only marginally, to
1.79 years from 1.83 years. Within the corporate sector the average maturity was reduced to 1.68 years from 1.94 years six months earlier. Names added to the portfolio included Associates Corp. of North America, Commercial Credit, Cox Enterprise, Tosco, TRW and U.S. West Capital Funding. These investments had an average maturity from time of purchase of 1.93 years and an average quality rating of A3.

As of October 31, 1999, 74.4 percent of the Fund's U.S. government component was invested in U.S. agency securities, 23.8 percent in mortgage-backed securities and 1.8 percent in U.S. Treasuries. With agencies presenting attractive yield and liquidity characteristics versus other government sectors, the Fund continued to emphasize these securities among its government holdings. During the period under review, the Fund's investments were restricted to U.S.-dollar-denominated securities. The Fund currently anticipates continuing this investment strategy, because it holds a constructive outlook for the U.S. dollar against most other world currencies.

MORGAN STANLEY DEAN WITTER SHORT-TERM BOND FUND

LOOKING AHEAD

Despite a 0.50 percentage point increase in the federal-funds rate and a 0.75 percentage point increase on yields on two- and five-year Treasuries, future rate hikes cannot be ruled out. A robust domestic and international economy, tight labor markets, higher commodity prices and recent increases in the Producer Price and Consumer Price indexes suggest that higher yields may be in the offing. However, offsetting these potential precursors of inflation, continued gains in productivity and the limited pricing power that business has suggest that the Fed might not consider further monetary adjustments necessary.

Given this climate, we believe that the markets will likely react to individual financial data releases by adjusting for increased or decreased probabilities of an official interest-rate move, thus creating interim volatility for bond prices. Unless a preponderance of data suggest the need for further action by the Federal Reserve on interest rates, we will look, when possible, to take advantage of any market swings to modestly adjust the portfolio's average maturity and credit profile accordingly.

We appreciate your ongoing support of Morgan Stanley Dean Witter Short-Term Bond Fund and look forward to continuing to serve your investment needs.


Very truly yours,

/s/ CHARLES A. FIUMEFREDDO                       /s/ MITCHELL M. MERIN

CHARLES A. FIUMEFREDDO                           MITCHELL M. MERIN
Chairman of the Board                            President

MORGAN STANLEY DEAN WITTER SHORT-TERM BOND FUND

FUND PERFORMANCE October 31, 1999



   AVERAGE ANNUAL TOTAL RETURNS
-----------------------------------
Since Inception (1/10/94)   5.10(1)
1 Year                      2.70(1)
5 Years                     6.00(1)

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS.

---------------------

(1) Figure shown assumes reinvestment of all distributions. There is no sales charge.

MORGAN STANLEY DEAN WITTER SHORT-TERM BOND FUND

PORTFOLIO OF INVESTMENTS October 31, 1999 (unaudited)

PRINCIPAL
AMOUNT IN                                          COUPON    MATURITY
THOUSANDS                                           RATE       DATE         VALUE
-------------------------------------------------------------------------------------
            CORPORATE BONDS (56.9%)
            Auto Parts: O.E.M. (1.3%)
 $ 2,000    TRW Inc. ............................   6.45 %   06/15/01    $ 1,985,800
                                                                         -----------

            Cable Television (3.3%)
   1,000    Century Communications Corp. ........   9.75     02/15/02      1,012,500
   2,000    Cox Communications, Inc. ............   6.375    06/15/00      2,002,080
   1,000    Cox Enterprises Inc. - 144A*.........   6.625    06/14/02        990,600
     800    Rogers Cablesystems, Ltd. ...........   9.625    08/01/02        826,000
                                                                         -----------
                                                                           4,831,180
                                                                         -----------
            Casino/Gambling (0.7%)
   1,000    Circus Circus Enterprises, Inc. .....   9.25     12/01/05      1,000,000
                                                                         -----------

            Cellular Telephone (1.4%)
   2,000    AirTouch Communications, Inc. .......   7.125    07/15/01      2,016,420
                                                                         -----------

            Department Stores (2.0%)
   3,000    Dillard's Inc........................   5.79     11/15/01      2,910,000
                                                                         -----------

            Diversified Financial Services (2.8%)
   2,000    Commercial Credit Group, Inc. .......   8.25     11/01/01      2,060,540
   2,100    General Motors Acceptance Corp. .....   6.875    07/15/01      2,106,972
                                                                         -----------
                                                                           4,167,512
                                                                         -----------
            Diversified Manufacturing (1.5%)
   2,290    Tyco International Group SA
             (Luxemburg).........................   6.125    06/15/01      2,258,742
                                                                         -----------

            Drugstore Chains (1.2%)
   2,000    Rite Aid Corp. - 144A*...............   5.50     12/15/00      1,700,000
                                                                         -----------

            Electric Utilities (7.9%)
   1,000    Cinergy Corp. - 144A*................   6.125    04/15/04        952,000
   1,500    Commonwealth Edison Co. .............   6.50     04/15/00      1,501,965
   1,000    Consolidated Edison Co. New York,
             Inc. ................................  7.375    09/15/00      1,009,290
     370    Consumers Energy Co. ................   8.875    11/15/99        370,352
   3,000    CSW Investments - 144A* (United
             Kingdom)............................   6.95     08/01/01      3,009,390
   1,000    Detroit Edison Co. ..................   5.93     02/01/01        994,400
   1,000    Illinois Power Co. ..................   5.625    04/15/00        996,740
     756    Niagara Mohawk Power Co. ............   7.125    07/01/01        756,793
   2,000    Texas Utilities Electric Co. ........   8.125    02/01/02      2,048,080
                                                                         -----------
                                                                          11,639,010
                                                                         -----------
            Environmental Services (1.5%)
   2,370    USA Waste Services, Inc. ............   6.125    07/15/01      2,229,269
                                                                         -----------

                      SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER SHORT-TERM BOND FUND

PORTFOLIO OF INVESTMENTS October 31, 1999 (unaudited) continued

PRINCIPAL
AMOUNT IN                                               COUPON    MATURITY
THOUSANDS                                                RATE       DATE         VALUE
------------------------------------------------------------------------------------------
            Finance Companies (3.4%)
 $ 1,000    Associates Corp. of North America....        6.70 %   05/29/01    $ 1,002,570
   2,000    AT&T Capital Co. ....................        6.25     05/15/01      1,985,000
   2,000    Bombardier Capital Inc. - 144A*
             (Canada)............................        6.00     01/15/02      1,958,120
                                                                              -----------
                                                                                4,945,690
                                                                              -----------
            Food Chains (1.3%)
   2,000    Kroger Co. ..........................        6.00     07/01/00      1,994,720
                                                                              -----------

            Investment Bankers/Brokers/Services (2.7%)
   2,000    Donaldson, Lufkin & Jenrette, Inc. ..        5.875    04/01/02      1,948,280
   2,000    Lehman Brothers Holdings, Inc. ......        6.00     02/26/01      1,977,040
                                                                              -----------
                                                                                3,925,320
                                                                              -----------
            Life Insurance (1.3%)
   2,000    Conseco, Inc. .......................        6.40     06/15/01      1,947,560
                                                                              -----------

            Major Banks (2.1%)
   1,000    Republic New York Corp. .............        8.25     11/01/01      1,026,530
   2,000    Wells Fargo & Co. ...................        6.875    05/10/01      2,008,620
                                                                              -----------
                                                                                3,035,150
                                                                              -----------
            Major U.S. Telecommunications (1.9%)
   1,000    AT&T Corp. ..........................        5.625    03/15/04        957,000
   2,000    Sprint Capital Corp. ................        5.875    05/01/04      1,917,700
                                                                              -----------
                                                                                2,874,700
                                                                              -----------
            Media Conglomerates (1.4%)
   2,000    News American Holdings, Inc. ........        7.45     06/01/00      2,008,720
                                                                              -----------

            Mid-Sized Banks (1.3%)
   2,000    Long Island Savings Bank.............        6.20     04/02/01      1,976,100
                                                                              -----------

            Military/Gov't/Technical (1.3%)
   2,000    Raytheon Co. ........................        6.30     08/15/00      1,996,080
                                                                              -----------

            Multi-Sector Companies (1.7%)
   2,600    Brascan Ltd. ........................        7.375    10/01/02      2,552,602
                                                                              -----------

            Oil & Gas Production (0.7%)
   1,000    Occidental Petroleum Corp. ..........        8.50     11/09/01      1,026,370
                                                                              -----------

            Oil/Gas Transmission (2.6%)
   2,000    Columbia Energy Group (Series A).....        6.39     11/28/00      1,995,660
   2,000    Williams Companies, Inc. - 144A*.....        5.95     02/15/00      1,995,380
                                                                              -----------
                                                                                3,991,040
                                                                              -----------

                      SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER SHORT-TERM BOND FUND

PORTFOLIO OF INVESTMENTS October 31, 1999 (unaudited) continued

PRINCIPAL
AMOUNT IN                                               COUPON    MATURITY
THOUSANDS                                                RATE       DATE         VALUE
------------------------------------------------------------------------------------------
            Oil Refining/Marketing (1.4%)
 $ 2,000    Tosco Corp. .........................        7.00 %   07/15/00    $ 2,006,340
                                                                              -----------

            Oilfield Services/Equipment (1.0%)
   1,500    Petroleum Geo-Services ASA
             (Norway)............................        6.25     11/19/03      1,443,615
                                                                              -----------

            Other Consumer Services (1.3%)
   2,000    Service Corp. International..........        6.375    10/01/00      1,860,000
                                                                              -----------

            Other Telecommunications (1.4%)
   2,000    US West Capital Funding,
             Inc. - 144A*........................        6.875    08/15/01      2,001,320
                                                                              -----------

            Railroads (2.0%)
   2,000    Norfolk Southern Corp. ..............        6.875    05/01/01      2,002,620
   1,000    Union Pac Corp. .....................        7.375    05/15/01      1,006,520
                                                                              -----------
                                                                                3,009,140
                                                                              -----------
            Rental/Leasing Companies (3.5%)
   1,270    Comdisco, Inc. ......................        6.50     06/15/00      1,268,476
   2,000    Comdisco, Inc. ......................        6.13     08/01/01      1,957,340
   2,000    Gatx Capital Corp. ..................        6.50     11/01/00      1,991,280
                                                                              -----------
                                                                                5,217,096
                                                                              -----------
            Savings & Loan Associations (1.0%)
   1,500    Golden West Financial Corp. .........        7.875    01/15/02      1,527,990
                                                                              -----------

            TOTAL CORPORATE BONDS
            (Identified Cost $86,148,764)..................................    84,077,486
                                                                              -----------

            ASSET BACKED SECURITIES (2.7%)
            Utilities
            California Infrastructure & Economic
             Development Bank
   2,000     Special Purpose Trust SCE - 1
              Class A - 3........................        6.17     03/25/03      1,999,960
   2,000     Special Purpose Trust PG&E - 1
              Class A - 5........................        6.25     06/25/04      1,987,720
                                                                              -----------

            TOTAL ASSET BACKED SECURITIES
            (Identified Cost $4,046,602)...................................     3,987,680
                                                                              -----------

            U.S. GOVERNMENT & AGENCY OBLIGATIONS (36.2%)
            Mortgage Pass-Through Securities (9.3%)
   2,820    Federal Home Loan Mortgage Corp.
             PC Gold.............................        5.50     04/01/03      2,682,897

                      SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER SHORT-TERM BOND FUND

PORTFOLIO OF INVESTMENTS October 31, 1999 (unaudited) continued


PRINCIPAL
AMOUNT IN                                                  COUPON    MATURITY
THOUSANDS                                                   RATE       DATE         VALUE
---------------------------------------------------------------------------------------------
 $ 5,854    Federal Home Loan Mortgage Corp. PC
             Gold................................           6.00 %   09/01/01-
                                                                     09/01/03    $  5,715,885
   2,235    Federal Home Loan Mortgage Corp. PC
             Gold................................           6.50     07/01/00       2,211,782
   3,165    Federal National Mortgage Assoc. ....           6.00     10/01/00       3,062,491
                                                                                 ------------
                                                                                   13,673,055
                                                                                 ------------
            U.S. Government Agency & Obligations (26.9%)
  12,025    Federal Home Loan Banks..............           4.66-    01/21/00-
                                                            5.875    01/22/02      11,813,090
   3,000    Federal Home Loan Mortgage Corp. ....           5.04-    07/16/01-
                                                            5.865    10/29/01       2,937,670
  13,500    Federal National Mortgage Assoc. ....           5.21-    09/01/00-
                                                            6.31     07/17/02      13,314,885
   6,000    Federal National Mortgage Assoc.
             Strips..............................           0.00     08/15/01-
                                                                     02/01/02       5,324,520
   4,000    Resolution Funding Corp. Strips......           0.00     10/15/01       3,562,320
   2,000    Tennessee Valley Authority Strips....           0.00     05/01/02       1,709,000
   1,000    U.S. Treasury Note...................           6.375    08/15/02       1,009,810
                                                                                 ------------
                                                                                   39,671,295
                                                                                 ------------
            TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
            (Identified Cost $54,368,389).....................................     53,344,350
                                                                                 ------------
            SHORT-TERM INVESTMENT (3.0%)
   4,467    REPURCHASE AGREEMENT
            The Bank of New York
            (dated 11/01/99; proceeds $4,468,891) (a)
            (Identified Cost $4,466,960).........           5.188     11/01/99      4,466,960
                                                                                 ------------
            TOTAL INVESTMENTS
            (Identified Cost $149,030,715) (b)........................   98.8%    145,876,476

            OTHER ASSETS IN EXCESS OF LIABILITIES......................   1.2       1,816,659
                                                                        -----    ------------
            NET ASSETS...............................................   100.0%   $147,693,135
                                                                        =====    ============

---------------------
 *  Resale is restricted to qualified institutional investors.
(a) Collateralized by $2,871,068 U.S. Treasury Bond 11.25% due 02/15/15 valued at $4,249,344 and $262,131 U.S. Treasury Bond 7.875% due 02/15/21 valued at
    $306,956.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $24,975 and the aggregate gross unrealized depreciation is $3,179,214, resulting in net unrealized depreciation of $3,154,239.

                      SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER SHORT-TERM BOND FUND

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
October 31, 1999 (unaudited)
ASSETS:
Investments in securities, at value
 (identified cost $149,030,715).............................  $145,876,476
Receivable for:
    Interest................................................     2,257,926
    Shares of beneficial interest sold......................        71,590
Receivable from affiliate...................................        57,355
Prepaid expenses and other assets...........................         7,947
                                                              ------------

    TOTAL ASSETS............................................   148,271,294
                                                              ------------

LIABILITIES:
Payable for:
    Shares of beneficial interest repurchased...............       339,580
    Dividends to shareholders...............................        87,474
    Investment management fee...............................        85,773
Accrued expenses and other payables.........................        65,332
                                                              ------------

    TOTAL LIABILITIES.......................................       578,159
                                                              ------------

    NET ASSETS..............................................  $147,693,135
                                                              ============

COMPOSITION OF NET ASSETS:
Paid-in-capital.............................................  $153,333,587
Net unrealized depreciation.................................    (3,154,239)
Accumulated net realized loss...............................    (2,486,213)
                                                              ------------

    NET ASSETS..............................................  $147,693,135
                                                              ============

NET ASSET VALUE PER SHARE,
 15,847,934 shares outstanding
 (unlimited shares authorized of $.01 par value)............         $9.32
                                                                     =====

                      SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER SHORT-TERM BOND FUND

STATEMENT OF OPERATIONS
For the six months ended October 31, 1999 (unaudited)
NET INVESTMENT INCOME:
INTEREST INCOME.............................................  $5,339,950
                                                              ----------

EXPENSES
Investment management fee...................................     608,407
Registration fees...........................................      56,379
Shareholder reports and notices.............................      45,887
Transfer agent fees and expenses............................      40,773
Professional fees...........................................      36,397
Trustees' fees and expenses.................................       6,980
Custodian fees..............................................       6,686
Other.......................................................       5,506
                                                              ----------

    TOTAL EXPENSES..........................................     807,015

Less: amounts waived/reimbursed.............................    (111,694)
                                                              ----------

    NET EXPENSES............................................     695,321
                                                              ----------

    NET INVESTMENT INCOME...................................   4,644,629
                                                              ----------
NET REALIZED AND UNREALIZED LOSS:
Net realized loss...........................................    (489,820)
Net change in unrealized depreciation.......................  (2,683,610)
                                                              ----------

    NET LOSS................................................  (3,173,430)
                                                              ----------

NET INCREASE................................................  $1,471,199
                                                              ==========

                      SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER SHORT-TERM BOND FUND

STATEMENT OF CHANGES IN NET ASSETS
                                                        FOR THE SIX        FOR THE YEAR
                                                        MONTHS ENDED          ENDED
                                                       OCTOBER 31, 1999   APRIL 30, 1999
------------------------------------------------------------------------------------------
                                                         (unaudited)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income................................    $  4,644,629       $  9,831,844
Net realized loss....................................        (489,820)          (415,018)
Net change in unrealized depreciation................      (2,683,610)          (202,190)
                                                         ------------       ------------

    NET INCREASE.....................................       1,471,199          9,214,636

Dividends from net investment income.................      (4,644,629)        (9,831,922)
Net increase (decrease) from transactions in shares
 of beneficial interest..............................     (35,575,029)        79,359,646
                                                         ------------       ------------

    NET INCREASE (DECREASE)..........................     (38,748,459)        78,742,360
NET ASSETS:
Beginning of period..................................     186,441,594        107,699,234
                                                         ------------       ------------

    END OF PERIOD....................................    $147,693,135       $186,441,594
                                                         ============       ============

                      SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER SHORT-TERM BOND FUND

NOTES TO FINANCIAL STATEMENTS October 31, 1999 (unaudited)

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter Short-Term Bond Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to provide a high level of current income consistent with the preservation of capital. The Fund seeks to achieve its objective by investing in a diversified portfolio of short-term fixed income securities. The Fund was organized as a Massachusetts business trust on October 22, 1993 and commenced operations on January 10, 1994.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) all portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (2) when market quotations are not readily available, including circumstances under which it is determined by Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manager"), that sale and bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); (3) certain portfolio securities may be valued by an outside pricing service approved by the Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service; and (4) short-term debt securities having a maturity date of more than sixty days at the time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by

MORGAN STANLEY DEAN WITTER SHORT-TERM BOND FUND

NOTES TO FINANCIAL STATEMENTS October 31, 1999 (unaudited) continued


the identified cost method. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

C. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the annual rate of 0.70% to the net assets of the Fund determined as of the close of each business day.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

For the period May 1, 1999 through December 31, 2000, the Investment Manager will continue to waive its fee and reimburse expenses to the extent they exceed 0.80% of the daily net assets of the Fund. At October 31, 1999, included in the Statement of Assets and Liabilities is a receivable from affiliate which represents expense reimbursements due to the Fund.

MORGAN STANLEY DEAN WITTER SHORT-TERM BOND FUND

NOTES TO FINANCIAL STATEMENTS October 31, 1999 (unaudited) continued


3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales/prepayments of portfolio securities, excluding short-term investments, for the six months ended October 31, 1999 were $42,185,141, and $74,950,931, respectively. Included in the aforementioned are purchases and sales/prepayments of U.S. Government securities of $24,995,230 and $46,427,864, respectively.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager, is the Fund's transfer agent. At October 31, 1999, the Fund had transfer agent fees and expenses payable of approximately $3,000.

4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                                   FOR THE SIX                      FOR THE YEAR
                                                                   MONTHS ENDED                         ENDED
                                                                 OCTOBER 31, 1999                  APRIL 30, 1999
                                                            --------------------------       ---------------------------
                                                                   (unaudited)
                                                              SHARES         AMOUNT            SHARES         AMOUNT
                                                            -----------   ------------       -----------   -------------
Sold......................................................  29,620,208    $278,254,963       63,700,556    $606,779,742
Reinvestment of dividends.................................     375,279       3,517,378          796,095       7,583,175
                                                            ----------    ------------       ----------    ------------
                                                            29,995,487     281,772,341       64,496,651     614,362,917
Repurchased............................................... (33,798,554)   (317,347,370)     (56,192,124)   (535,003,271)
                                                            ----------    ------------       ----------    ------------
Net increase (decrease)...................................  (3,803,067)   $(35,575,029)       8,304,527    $ 79,359,646
                                                            ==========    ============       ==========    ============

5. FEDERAL INCOME TAX STATUS

At April 30, 1999, the Fund had a net capital loss carryover of approximately $1,935,000, to offset future capital gains to the extent provided by regulations available through April 30 of the following years:

      AMOUNT IN THOUSANDS
-------------------------------
2003  2004   2005   2006   2007
----  ----   ----   ----   ----
$378  $501   $186   $359   $511
====  ====   ====   ====   ====

Capital losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net capital losses of approximately $61,000 during fiscal 1999.

As of April 30, 1999, the Fund had temporary book/tax differences primarily attributable to post-October losses.

MORGAN STANLEY DEAN WITTER SHORT-TERM BOND FUND

FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                        FOR THE SIX                      FOR THE YEAR ENDED APRIL 30,
                                                        MONTHS ENDED         ----------------------------------------------------
                                                      OCTOBER 31, 1999         1999       1998       1997       1996       1995
---------------------------------------------------------------------------------------------------------------------------------
                                                        (unaudited)
SELECTED PER SHARE DATA:
Net asset value, beginning of period................        $ 9.49             $ 9.49     $ 9.50     $9.54      $9.46      $9.62
                                                            ------             ------     ------     -----      -----      -----
Income (loss) from investment operations:
 Net investment income..............................          0.25               0.56       0.65      0.61       0.63       0.77
 Net realized and unrealized gain (loss)............         (0.17)             --         --        (0.06)      0.05      (0.33)
                                                            ------             ------     ------     -----      -----      -----
Total income from investment operations.............          0.08               0.56       0.65      0.55       0.68       0.44
                                                            ------             ------     ------     -----      -----      -----
Less dividends and distributions from:
 Net investment income..............................         (0.25)             (0.56)     (0.66)    (0.59)     (0.45)     (0.59)
 Paid-in-capital....................................         --                 --         --        --         (0.15)     (0.01)
                                                            ------             ------     ------     -----      -----      -----
Total dividends and distributions...................         (0.25)             (0.56)     (0.66)    (0.59)     (0.60)     (0.60)
                                                            ------             ------     ------     -----      -----      -----
Net asset value, end of period......................        $ 9.32             $ 9.49     $ 9.49     $9.50      $9.54      $9.46
                                                            ======             ======     ======     =====      =====      =====
TOTAL RETURN+.......................................          0.87%(1)           6.00%      7.02%     5.88%      7.33%      4.76%

RATIOS TO AVERAGE NET ASSETS (3):
Expenses............................................          0.80%(2)           0.31%     --         0.64%      0.37%     --
Net investment income...............................          5.34%(2)           5.68%      6.52%     6.25%      6.54%      7.64%

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands.............      $147,693           $186,442   $107,699   $42,252    $33,178    $29,818
Portfolio turnover rate.............................            23%(1)             58%        55%       67%        64%        74%

---------------------
 + Calculated based on the net asset value as of the last business day of the period.
(1) Not annualized.
(2) Annualized.
(3) If the Fund had borne all expenses that were assumed or waived by the Investment Manager, the annualized expense and net investment income ratios would have been 0.93% and 5.20%, respectively, for the six months ended October 31, 1999; 0.88% and 5.11%, respectively, for the year ended April 30, 1999; 1.10% and 5.42%, respectively, for the year ended April 30, 1998; 1.30% and 5.59%, respectively, for the year ended April 30, 1997; 1.29% and 5.61%, respectively, for the year ended April 30, 1996; and 1.08% and 6.56%, respectively, for the year ended April 30, 1995.

                       SEE NOTES TO FINANCIAL STATEMENTS

TRUSTEES
----------------------------------
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
----------------------------------
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Mitchell M. Merin
President

Barry Fink
Vice President, Secretary and General Counsel

Peter M. Avelar
Vice President

Rajesh K. Gupta
Vice President

Rochelle G. Siegel
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT
----------------------------------
Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center -- Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
----------------------------------
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER
----------------------------------
Morgan Stanley Dean Witter Advisors Inc.
Two World Trade Center
New York, New York 10048

The financial statements included herein have been taken from the records of the Fund without examination by the independent accountants and accordingly they do not express an opinion thereon.

This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. Read the prospectus carefully before investing.

MORGAN STANLEY
DEAN WITTER
SHORT-TERM
BOND FUND


Semiannual Report
October 31, 1999